SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 31, 2001


                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



    Delaware                       0-26012                       35-1948594
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  (State or other          (Commission File Number)             (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                   Number)


648 North Jefferson Street, Huntington, Indiana                     46750
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events
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Northeast Indiana Bancorp, Inc. issued a press release dated April 17, 2001, attached hereto as Exhibit 28.1 announcing first quarter earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

                  Exhibit 28.1      Press Release dated April 17, 2001.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NORTHEAST INDIANA BANCORP, INC.


Date: April 17, 2001                By:  \s\ STEPHEN E. ZAHN
     ---------------                   ----------------------------------------
                                        Stephen E. Zahn
                                        President and Chief Executive Officer